Exhibit 10.1

Schedule of Omitted Documents

Exhibit 10.1 to Registration Statement on Form S-1

The Joint Corp.

Omitted Document	Material Details in Which Omitted Document Differs From Filed Document
Indemnification Agreement between The Joint Corp. and John B. Richards	Name of Indemnified Person
Indemnification Agreement between The Joint Corp. and David Orwasher	Name of Indemnified Person
Indemnification Agreement between The Joint Corp. and John Leonesio	Name of Indemnified Person
Indemnification Agreement between The Joint Corp. and Craig P. Colmar	Name of Indemnified Person
Indemnification Agreement between The Joint Corp. and Steven P. Colmar	Name of Indemnified Person
Indemnification Agreement between The Joint Corp. and Richard Rees	Name of Indemnified Person
Indemnification Agreement between The Joint Corp. and Dr. Fred Gerretzen	Name of Indemnified Person
Indemnification Agreement between The Joint Corp. and William R. Fields	Name of Indemnified Person
Indemnification Agreement between The Joint Corp. and Ronald V. Davella	Name of Indemnified Person
Indemnification Agreement between The Joint Corp. and Catherine B. Hall	Name of Indemnified Person
Indemnification Agreement between The Joint Corp. and Ronald Record	Name of Indemnified Person